U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2006
Diagnostic Products Corporation
(Exact name of Registrant as specified in its charter)

California	1-9957	95-2802182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5210 Pacific Concourse Drive, Los Angeles, California 90045
(Address of principal executive offices) (Zip Code)
          (310) 725-7039
(Registrant’s telephone number, including area code)
          N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Diagnostic Products Corporation
Current Report on Form 8-K
ITEM 1.01. Entry into a Material Definitive Agreement.
On January 16, 2006, the Board of Directors of Diagnostic Products Corporation approved the Compensation Plan for Non-Employee Directors attached hereto as Exhibit 99 and incorporated herein by this reference.
ITEM 9.01. Financial Statement and Exhibits.
(a)	Exhibits filed herewith:
99.	Compensation Plan for Non-Employee Directors
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAGNOSTIC PRODUCTS CORPORATION
Dated: January 19, 2006	By:	/s/ James L. Brill
James L. Brill

Exhibit Index
99.	Compensation Plan for Non-Employee Directors

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